Accrued Expenses and Other Liabilities (Details) - Schedule of accrued expenses and other liabilities - Accrued Expenses and Other Liabilities [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accrued Expenses and Other Liabilities (Details) - Schedule of accrued expenses and other liabilities [Line Items]
Vacation, convalescence and employees’ bonus accruals	$ 759	$ 1,068
Employees and payroll related	539	519
Short term operating lease liabilities	653	617
Accrued expenses and other	2,708	1,636
Accrued expenses and other liabilities, total	$ 4,659	$ 3,840